UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02281

THE HARTFORD INCOME SHARES FUND, INC.
(Exact name of registrant as specified in charter)

P. O. Box 2999, Hartford, Connecticut 06104-2999
(Address of Principal Executive Offices)

Edward P. Macdonald, Esquire
Life Law Unit
The Hartford Financial Services Group, Inc.
200 Hopmeadow Street
Simsbury, Connecticut 06089
(Name and Address of Agent for Service)

Registrant’s telephone number, including area code:  (860) 843-9934
Date of fiscal year end: July 31st

Date of reporting period: August 1, 2009 – July 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Hartford Income Shares Fund, Inc. Annual Report

Toll-free personal assistance

Customer Service:

(888) 483-0972

8:00 a.m. to 5:00 p.m. CT,
Monday through Friday

How to use this report

For a quick overview of The Hartford Income Shares Fund, Inc. (the “Fund”) performance during the past twelve months, refer to the Highlights box below. The letter from the portfolio manager provides a more detailed analysis of the Fund and financial markets.

The tables alongside the letter are useful because they provide more information about your investment. The diversification by security type table shows a breakdown of the Fund's assets by security type, and the top ten holdings table shows a sample of the types of securities in which the Fund invests. Additional information concerning Fund performance and policies can be found in the Notes to Financial Statements.

This report is just one of several tools you can use to learn more about your investment in the Fund. Your investment representative, who understands your personal financial situation, can best explain the features of your investment and how it's designed to help you meet your financial goals.

Highlights

The Hartford
Income Shares
Fund, Inc.
July 31, 2010
Total net assets (000's Omitted)	$82,283
Market price per share	$5.88
Shares outstanding (000's Omitted)	13,067
For the year ended July 31, 2010:
Net Asset Value per share:
Beginning of Year	$5.85
End of year	$6.30
Distributions from net investment income:
Total dividends declared (000's Omitted)	$5,214
Dividends per share	$0.40

Certifications

In December 2009, the Fund's principal executive officer submitted his annual certification as to compliance with the New York Stock Exchange (“NYSE”) Corporate Governance Listing Standards pursuant to Section 303A.12(a) of the NYSE Listed Company Manual. The Fund's principal executive and principal financial officer certifications pursuant to Rule 30a-2 under the Investment Company Act of 1940 are filed with the Fund's Form N-CSR filings and are available on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

HOW TO OBTAIN A COPY OF THE FUND'S PROXY VOTING
POLICIES AND PROXY VOTING RECORD

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to portfolio securities and a record of how the Fund voted any proxies for the twelve month period ended June 30, 2010 are available (1) without charge, upon request, by calling 1-888-483-0972 and (2) on the SEC's website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available (1) without charge, upon request, by calling 1-888-483-0972 and (2) on the SEC's website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Hartford Income Shares Fund, Inc.
(Subadvised by Hartford Investment Management Company)

Portfolio Manager*
Christopher Zeppieri

Diversification by Security Type
as of July 31, 2010

Percentage of
Category	Net Assets
Asset & Commercial Mortgage Backed Securities	3.5%
Call Options Purchased	0.0
Common Stocks	0.2
Corporate Bonds: Investment Grade	51.7
Corporate Bonds: Non-Investment Grade	21.0
Municipal Bonds	0.4
Preferred Stocks	0.6
Put Options Purchased	0.0
U.S. Government Agencies	0.7
U.S. Government Securities	18.3
Warrants	0.0
Short-Term Investments	0.5
Other Assets and Liabilities	3.1
Total	100.0%

Top 10 Holdings
as of July 31, 2010

		Percent of
Security		Net Assets
1.	U.S. Treasury
	(2.13%) 2014	5.3%
2.	Farmers Exchange Capital
	(7.20%) 2048	3.3
3.	American Airlines, Inc.
	(7.86%) 2011	3.1
4.	U.S. Treasury Strip
	(2.25%) 2015	2.7
5.	News America Holdings, Inc.
	(8.88%) 2023	2.4
6.	U.S. Treasury
	(4.50%) 2039	2.3
7.	Union Carbide Corp.
	(7.75%) 2096	2.1
8.	Time Warner Entertainment Co., L.P.
	(8.38%) 2033	2.1
9.	Tele-Communications, Inc.
	(9.80%) 2012	2.0
10.	U.S. Treasury
	(2.38%) 2014	2.0

How did the Fund perform?

The Hartford Income Shares Fund, Inc. returned 15.34% at net asset value (“NAV”) and 14.54% at market price for the twelve-month period ended July 31, 2010, outperforming its benchmark, the Barclays Capital Aggregate Bond Index, which returned 8.91% over the same period. The Fund underperformed the 19.95% average return of the Lipper Closed End Corporate BBB Rated Debt Funds peer group, a group of funds with investment strategies similar to those of the Fund. The Fund had a rolling twelve-month distribution yield of 6.33% as of July 31, 2010, which underperformed the Lipper yield average of 6.67%. In addition, the Fund’s annualized July distribution yield and July SEC yield were 6.33% and 4.92%, respectively.

Why did the Fund perform this way?

The twelve-month period ending July 31, 2010 was characterized by a continued recovery in financial asset values followed by an abrupt retracement spurred by market uncertainty surrounding financial reform and European government balance sheets. Despite finishing the period off of their most expensive valuations, corporate credit outperformed comparable maturity U.S. Treasuries significantly over the period. Spreads, the incremental yield between corporate bonds and comparable maturity U.S. Treasuries, declined across almost all credit sectors, reflecting better corporate fundamentals and greater market appetite for credit risk.

Income generation is the primary objective of the Fund. It does this at the expense of underweighting lower risk, lower yielding bonds (such as Treasuries, Mortgages, and Agencies) in favor of higher risk, higher yielding bonds (predominantly in investment grade credit). The Fund carried, on average, a 62% investment grade credit exposure compared to the benchmark, which averaged 22%. Additionally, the Fund averaged a 22% exposure to high yield securities, which are not represented in the benchmark. Given the increase in corporate debt prices over the period, the Fund outperformed compared to its benchmark. That said, as risk premiums declined, pricing became more in line with our overall economic and market view. As a result, the Fund was gradually repositioned on the margin into U.S. Treasuries over the period.

Increasing uncertainty about the state of the economy in Europe, a tightening of lending conditions in China and softer economic data in the U.S. led to an impressive rally in U.S. Treasury yields during the second quarter of 2010. With front-end yields anchored due to the Federal Reserve’s zero interest rate policy, the yield curve flattened sharply as 2-year yields dropped 41 basis points, while 10-year nominal yields declined by 89 basis points and 30-year nominal yields by 82 basis points. This resulted in stellar positive total returns as the Barclays U.S. Treasury Index advanced 4.69% over the time period. The Fund maintained interest rate exposure greater than that of the index for most of the year. The yield curve finished the year lower and steeper. The outright long duration position benefited performance; however a significant underweight to the short end of the yield curve mitigated this long position as shorter term U.S. Treasuries outperformed.

The Hartford Income Shares Fund, Inc.

What is the outlook?

The economy will likely continue to face headwinds in coming quarters. Financial reform will likely marginally reduce the availability of credit and the profitability of banks. The prospect of tax increases will likely further impair personal consumption and weak employment will likely linger for an extended period. Meanwhile broader global growth appears to be susceptible to a slowdown and we expect the credit worthiness of many developed sovereigns to weigh on growth and pose risk to banks, particularly in Europe.

Given the rally in yields over the last couple of months, the U.S. yield curve already prices in much of these risks. We will continue to position duration and curve exposure tactically over the coming quarters. Although the yield curve will eventually flatten further, the necessary catalysts may not materialize immediately.

In credit, we expect spreads to trade near current levels through the next quarter. The potential for spread movement is skewed to wider spreads. There appears to be little that will move spreads meaningfully tighter while there remain looming catalysts for market risk aversion. We have reduced exposure to investment grade and high yield credit through the first half of 2010 but will likely hold and trade selectively and opportunistically in the third quarter. We remain optimistic on structured products, particularly Commercial Mortgage-Backed Securities, as current pricing is fundamentally cheap and technicals remain constructive.

* Effective July 1, 2010, Mark Niland no longer serves as a portfolio manager of the Fund.

We are pleased to announce that Joseph Portera, has been named as a portfolio manager of the Fund and will join the management team that is primarily responsible for the day-to-day management of the Fund’s portfolio effective September 1, 2010. Mr. Portera is an Executive Vice President of Hartford Investment Management. Prior to joining Hartford Investment Management in 2009, Mr. Portera was a Managing Director, Portfolio Manager on several funds, including core plus strategies, and a senior member of the Global Fixed Income investment platform at MacKay Shields LLC. He has been an investment professional since 1982.

The Hartford Income Shares Fund, Inc.
Schedule of Investments
July 31, 2010
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 3.5%
	Finance and Insurance - 3.5%
	Bayview Commercial Asset Trust
$6,089	2.66%, 01/25/2037 ■►	$476
4,168	2.83%, 07/25/2037 ■►	373
	Bayview Financial Acquisition Trust
500	2.48%, 05/28/2037 ⌂Δ	4
	CBA Commercial Small Balance Commercial Mortgage
3,563	3.00%, 01/25/2039 ⌂►	295
3,913	6.00%, 07/25/2039 ⌂►	352
	Citigroup/Deutsche Bank Commercial Mortgage Trust
285	5.32%, 12/11/2049	285
	Credit Suisse Mortgage Capital Certificates
100	5.34%, 12/15/2039	83
	Credit-Based Asset Servicing and Securitization
76	0.60%, 05/25/2036 ■Δ	42
	JP Morgan Chase Commercial Mortgage Securities Corp.
435	0.66%, 02/15/2019 ■Δ	394
60	5.32%, 12/15/2044 Δ	52
100	5.46%, 12/12/2043	89
	Merrill Lynch Mortgage Trust
30	5.11%, 07/12/2038 Δ	28
	Merrill Lynch/Countrywide Commercial Mortgage Trust
110	5.49%, 03/12/2051 Δ	107
	Morgan Stanley Reremic Trust
210	5.81%, 08/12/2045 ■Δ	179
	Renaissance Home Equity Loan Trust
174	5.58%, 11/25/2036 Δ	135
		2,894
	Total asset & commercial mortgage backed securities
	(cost $3,674)	$2,894

CORPORATE BONDS: INVESTMENT GRADE - 51.7%
	Administrative Waste Management and Remediation - 0.3%
	Browning-Ferris Industries, Inc.
$175	7.40%, 09/15/2035	$209
	Air Transportation - 2.7%
	Continental Airlines, Inc.
1,244	7.71%, 04/02/2021	1,279
877	8.05%, 11/01/2020	930
		2,209
	Arts, Entertainment and Recreation - 6.3%
	Grupo Televisa S.A.
159	6.63%, 01/15/2040	171
	Hearst-Argyle Television, Inc.
1,000	7.00%, 01/15/2018	859
	NBC Universal, Inc.
250	5.15%, 04/30/2020 ■	266
125	6.40%, 04/30/2040 ■	138
	News America Holdings, Inc.
1,500	8.88%, 04/26/2023	2,007
	Time Warner Entertainment Co., L.P.
1,360	8.38%, 07/15/2033	1,734
		5,175
	Beverage and Tobacco Product Manufacturing - 1.1%
	Altria Group, Inc.
317	9.70%, 11/10/2018	415
29	10.20%, 02/06/2039	41
	Anheuser-Busch Cos., Inc.
27	8.20%, 01/15/2039 ■	37
	Anheuser-Busch InBev N.V.
325	7.75%, 01/15/2019 ■	405
		898
	Chemical Manufacturing - 0.5%
	Incitec Pivot Finance LLC
405	6.00%, 12/10/2019 ■	419
	Computer and Electronic Product Manufacturing - 0.6%
	Raytheon Co.
350	7.20%, 08/15/2027	445
	Construction - 0.4%
	CRH America, Inc.
300	8.13%, 07/15/2018	359
	Couriers and Messengers - 1.3%
	FedEx Corp.
1,000	7.84%, 01/30/2018	1,072
	Finance and Insurance - 10.8%
	Bank of America Corp.
190	5.63%, 07/01/2020	196
	BankBoston Capital Trust
270	1.29%, 06/15/2027 Δ	182
	CDP Financial, Inc.
400	4.40%, 11/25/2019 ■	417
	Citigroup, Inc.
151	6.38%, 08/12/2014	164
125	8.13%, 07/15/2039	152
95	8.50%, 05/22/2019	116
	Comerica Capital Trust II
572	6.58%, 02/20/2037 Δ	526
	Countrywide Financial Corp.
16	5.80%, 06/07/2012	17
	Farmers Exchange Capital
3,000	7.20%, 07/15/2048 ■	2,705
	General Electric Capital Corp.
230	5.63%, 05/01/2018	251
	Guardian Life Insurance Co.
458	7.38%, 09/30/2039 ■	525
	HSBC Finance Corp.
500	7.00%, 05/15/2012	540
	Jefferies Group, Inc.
129	8.50%, 07/15/2019	147
	JP Morgan Chase & Co.
175	4.40%, 07/22/2020	176

The accompanying notes are an integral part of these financial statements.

The Hartford Income Shares Fund, Inc.
Schedule of Investments – (continued)
July 31, 2010
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS: INVESTMENT GRADE - 51.7% - (continued)
	Finance and Insurance - 10.8% - (continued)
	JP Morgan Chase Capital II
$70	0.84%, 02/01/2027 Δ	$53
	JP Morgan Chase Capital XXV
350	6.80%, 10/01/2037	356
	Liberty Mutual Group, Inc.
250	7.00%, 03/15/2034 ■	235
	Manufacturers & Traders Trust Co.
250	5.59%, 12/28/2020	238
	Merrill Lynch & Co., Inc.
320	6.05%, 05/16/2016	336
	Morgan Stanley
200	6.25%, 08/28/2017	213
	Myriad International Holdings B.V.
100	6.38%, 07/28/2017 ■	103
	Nationwide Mutual Insurance Co.
215	9.38%, 08/15/2039 ■	245
	New York Life Insurance Co.
338	6.75%, 11/15/2039 ■	400
	Santander U.S. Debt S.A.
100	3.72%, 01/20/2015 ■	101
	State Street Capital Trust IV
360	1.54%, 06/15/2037 Δ	250
	UBS AG Stamford CT
250	4.88%, 08/04/2020	252
		8,896
	Food Manufacturing - 0.5%
	Kraft Foods, Inc.
241	5.38%, 02/10/2020	264
	Wrigley Jr., William Co.
165	3.70%, 06/30/2014 ■	169
		433
	Foreign Governments - 0.1%
	Brazil (Republic of)
100	4.88%, 01/22/2021	103
	Health Care and Social Assistance - 0.1%
	Covidien International Finance S.A.
75	4.20%, 06/15/2020	78
	Information - 7.0%
	AT&T Corp.
1,150	8.00%, 11/15/2031	1,495
	Cellco Partnership - Verizon Wireless Capital
229	8.50%, 11/15/2018	303
	Cingular Wireless Services, Inc.
1,000	8.75%, 03/01/2031	1,396
	Tele-Communications, Inc.
1,500	9.80%, 02/01/2012	1,680
	Telefonica Emisiones SAU
170	5.13%, 04/27/2020	179
	Telus Corp.
280	8.00%, 06/01/2011	296
	Verizon Communications, Inc.
292	8.75%, 11/01/2018	385
		5,734
	Machinery Manufacturing - 0.3%
	Ingersoll-Rand Global Holding Co.
185	6.88%, 08/15/2018	219
	Mining - 2.1%
	Anglo American Capital plc
339	9.38%, 04/08/2014 ■	413
	Anglogold Holdings plc
310	5.38%, 04/15/2020	322
	Newmont Mining Corp.
500	8.63%, 05/15/2011	526
	Phelps Dodge Corp.
250	9.50%, 06/01/2031	337
	Rio Tinto Finance USA Ltd.
85	9.00%, 05/01/2019	114
		1,712
	Miscellaneous Manufacturing - 3.1%
	Meccanica Holdings USA, Inc.
259	6.25%, 07/15/2019 ■	273
	Northrop Grumman Space & Mission Systems Corp.
500	7.75%, 06/01/2029	637
	Tyco International Group S.A.
1,250	7.00%, 12/15/2019	1,518
	Tyco International Ltd.
93	8.50%, 01/15/2019	121
		2,549
	Petroleum and Coal Products Manufacturing - 5.8%
	Burlington Resources Finance Co.
850	9.13%, 10/01/2021	1,191
	ConocoPhillips Holding Co.
1,000	6.95%, 04/15/2029	1,238
	Motiva Enterprises LLC
129	5.75%, 01/15/2020 ■	145
124	6.85%, 01/15/2040 ■	147
	Nabors Industries, Inc.
125	9.25%, 01/15/2019	159
	Petrobras International Finance Co.
90	6.88%, 01/20/2040	98
	Rowan Cos., Inc.
189	7.88%, 08/01/2019	211
	Transocean, Inc.
280	1.50%, 12/15/2037 ۞	243
	Valero Energy Corp.
1,000	8.75%, 06/15/2030	1,192
124	9.38%, 03/15/2019	158
		4,782
	Pipeline Transportation - 0.2%
	Enterprise Products Operating L.P.
130	5.20%, 09/01/2020	139
	Primary Metal Manufacturing - 0.8%
	Alcoa, Inc.
244	5.95%, 02/01/2037	221
140	6.15%, 08/15/2020	142
	ArcelorMittal
300	7.00%, 10/15/2039	322
		685

The accompanying notes are an integral part of these financial statements.

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS: INVESTMENT GRADE - 51.7% - (continued)
	Professional, Scientific and Technical Services - 1.2%
	Electronic Data Systems Corp.
$750	7.45%, 10/15/2029	$983
	Public Administration - 0.7%
	Waste Management, Inc.
500	7.13%, 12/15/2017	595
	Rail Transportation - 0.2%
	Norfolk Southern Corp.
170	5.75%, 04/01/2018	194
	Real Estate and Rental and Leasing - 3.3%
	COX Communications, Inc.
1,500	6.80%, 08/01/2028	1,648
	ERAC USA Finance Co.
1,000	8.00%, 01/15/2011 ■	1,029
		2,677
	Retail Trade - 0.8%
	Delhaize America, Inc.
500	9.00%, 04/15/2031	674
	Utilities - 1.5%
	CMS Panhandle Holding Co.
1,000	7.00%, 07/15/2029	977
	Enel Finance International S.A.
160	6.00%, 10/07/2039 ■	165
	Georgia Power Co.
110	5.40%, 06/01/2040	114
		1,256
	Total corporate bonds: investment grade
	(cost $36,600)	$42,495

CORPORATE BONDS: NON-INVESTMENT GRADE - 21.0%
	Accommodation and Food Services - 0.6%
	Mandalay Resort Group
$250	7.63%, 07/15/2013	$215
	Wynn Las Vegas LLC
250	6.63%, 12/01/2014	259
		474
	Air Transportation - 4.2%
	American Airlines, Inc.
2,500	7.86%, 10/01/2011	2,587
	Continental Airlines, Inc.
757	6.80%, 08/02/2018	729
	Delta Air Lines, Inc.
435	0.00%, 04/30/2016 ⌂●	120
		3,436
	Arts, Entertainment and Recreation - 2.1%
	Cenveo, Inc.
400	10.50%, 08/15/2016 ■	404
	FireKeepers Development Authority
750	13.88%, 05/01/2015 ■	877
	TL Acquisitions, Inc.
500	10.50%, 01/15/2015 ■	484
		1,765
	Chemical Manufacturing - 2.1%
	Union Carbide Corp.
2,000	7.75%, 10/01/2096	1,750
	Computer and Electronic Product Manufacturing - 0.0%
	Sorenson Communications
84	10.50%, 02/01/2015 ■	42
	Finance and Insurance - 0.8%
	Discover Financial Services, Inc.
200	10.25%, 07/15/2019	249
	Hub International Holdings, Inc.
110	9.00%, 12/15/2014 ■	107
	SLM Corp.
315	8.00%, 03/25/2020	279
		635
	Food Manufacturing - 0.4%
	Smithfield Foods, Inc.
290	10.00%, 07/15/2014 ■	324
	Health Care and Social Assistance - 0.7%
	HCA, Inc.
370	9.25%, 11/15/2016	399
	Rite Aid Corp.
270	9.50%, 06/15/2017	221
		620
	Information - 5.3%
	Charter Communications Operating LLC
150	8.00%, 04/30/2012 ■	158
	Citizens Communications Co.
500	9.00%, 08/15/2031	513
	Frontier Communications
150	6.63%, 03/15/2015	151
	GXS Worldwide, Inc.
65	9.75%, 06/15/2015 ■	62
	Intelsat Intermediate Holdings Ltd.
170	9.50%, 02/01/2015	177
	Intelsat Jackson Holdings Ltd.
805	11.50%, 06/15/2016	869
	Level 3 Financing, Inc.
610	10.00%, 02/01/2018	556
	MetroPCS Wireless, Inc.
450	9.25%, 11/01/2014	470
	Qwest Corp.
100	6.88%, 09/15/2033	97
	Sprint Capital Corp.
1,500	6.88%, 11/15/2028	1,305
		4,358
	Machinery Manufacturing - 0.1%
	Goodman Global, Inc.
45	13.50%, 02/15/2016	50
	Paper Manufacturing - 1.3%
	Westvaco Corp.
1,000	8.20%, 01/15/2030	1,071

The accompanying notes are an integral part of these financial statements.

The Hartford Income Shares Fund, Inc.
Schedule of Investments – (continued)
July 31, 2010
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS: NON-INVESTMENT GRADE - 21.0% - (continued)
	Petroleum and Coal Products Manufacturing - 0.4%
	Anadarko Petroleum Corp.
$200	6.45%, 09/15/2036	$180
	Petrohawk Energy Corp.
160	7.88%, 06/01/2015	166
		346
	Pipeline Transportation - 1.2%
	El Paso Corp.
1,000	8.05%, 10/15/2030	1,022
	Primary Metal Manufacturing - 0.1%
	Olin Corp.
66	9.13%, 12/15/2011	70
	Professional, Scientific and Technical Services - 0.6%
	Affinion Group, Inc.
460	11.50%, 10/15/2015	487
	Retail Trade - 0.1%
	Great Atlantic & Pacific Tea Co., Inc.
110	11.38%, 08/01/2015 ■	77
	Utilities - 0.4%
	NRG Energy, Inc.
285	7.25%, 02/01/2014	292
	Water Transportation - 0.3%
	Royal Caribbean Cruises Ltd.
250	7.00%, 06/15/2013	256
	Wholesale Trade - 0.3%
	McJunkin Red Man Corp.
80	9.50%, 12/15/2016 ■	79
	Supervalu, Inc.
150	7.50%, 11/15/2014	151
		230
	Total corporate bonds: non-investment grade
	(cost $16,792)	$17,305

MUNICIPAL BONDS - 0.4%
	Utilities - Electric - 0.2%
	Georgia Municipal Elec Auth
$175	6.64%, 04/01/2057	$175
	Utilities - Water and Sewer - 0.2%
	San Francisco City & County Public Utilities
	Commission
145	6.00%, 11/01/2040	146
	Total municipal bonds
	(cost $321)	$321

U.S. GOVERNMENT AGENCIES - 0.7%
	Federal Home Loan Mortgage Corporation - 0.0%
$7	9.00%, 09/01/2022	$8
7	10.50%, 12/01/2017	7
3	11.50%, 06/01/2015	4
		19
	Federal National Mortgage Association - 0.1%
40	8.00%, 09/01/2024 - 01/01/2025	46
9	10.50%, 09/01/2017	10
5	11.00%, 08/01/2011 - 02/01/2018	5
5	12.00%, 09/01/2014	5
6	12.50%, 10/01/2015	6
		72
	Government National Mortgage Association - 0.2%
37	9.00%, 06/15/2021	43
54	9.50%, 11/15/2020	63
		106
	Other Government Agencies - 0.4%
	Small Business Administration
	Participation Certificates:
325	3.88%, 06/01/2030	338
	Total U.S. government agencies
	(cost $500)	$535

U.S. GOVERNMENT SECURITIES - 18.3%
	U.S. Treasury Securities - 18.3%
	U.S. Treasury Notes - 15.6%
$1,450	1.00%, 08/31/2011	$1,460
104	1.50%, 12/31/2013	106
245	1.88%, 06/30/2015	249
4,376	2.13%, 11/30/2014 - 05/31/2015	4,517
2,365	2.38%, 08/31/2014 - 09/30/2014	2,471
613	2.50%, 04/30/2015	641
247	3.38%, 11/15/2019	257
894	3.50%, 05/15/2020	939
30	3.63%, 02/15/2020	32
162	3.88%, 05/15/2018	179
1,710	4.50%, 08/15/2039	1,863
109	4.63%, 02/29/2012	116
		12,830
	U.S. Treasury Strips - 2.7%
2,160	2.25%, 01/31/2015	2,238
		15,068
	Total U.S. government securities
	(cost $14,577)	$15,068

Contracts		Market Value ╪
CALL OPTIONS PURCHASED - 0.0%
	Long Call Interest Rate Option Contract - 0.0%
	5 Year U.S. Treasury Note
–	Expiration: September, 2010, Exercise Price:
	$120.00	$9
	Total call options purchased
	(cost $9)	$9

The accompanying notes are an integral part of these financial statements.

Contracts			Market Value ╪
PUT OPTIONS PURCHASED - 0.0%
	Long Put Interest Rate Option Contract - 0.0%
	10 Year U.S. Treasury Note
–	Expiration: August, 2010, Exercise Price:
	$116.00 Ø		$1
–	Expiration: August, 2010, Exercise Price:
	$121.50 Ø		8
			9
	Total put options purchased (cost $141)		$9

Shares or Principal Amount			Market Value ╪
COMMON STOCKS - 0.2%
	Telecommunication Services – 0.0%
2	Global Crossing Ltd. ●		$18
–	XO Holdings, Inc. ●		–
			18
	Transportation - 0.2%
13	Delta Air Lines, Inc. ●		155
	Total common stocks (cost $214)		$173

PREFERRED STOCKS - 0.6%
	Banks - 0.6%
54	Federal Home Loan Mortgage Corp.		$21
1	US Bancorp, 7.19%		483
			504
	Total preferred stocks (cost $1,784)		$504

WARRANTS - 0.0%
	Telecommunication Services - 0.0%
–	AboveNet, Inc. ⌂●		$7
	Total warrants (cost $–)		$7
	Total long-term investments (cost $74,612)		$79,320

SHORT-TERM INVESTMENTS - 0.5%
	U.S. Treasury Bills - 0.5%
$400	0.15%, 10/14/2010□○		$400
	Total short-term investments (cost $400)		$400
	Total investments (cost $75,012) ▲	96.9%	$79,720
	Other assets and liabilities	3.1%	2,563
	Total net assets	100.0%	$82,283

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 5.0% of total net assets at July 31, 2010.

▲	At July 31, 2010, the cost of securities for federal income tax purposes was $75,151 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$7,805
Unrealized Depreciation	(3,236)
Net Unrealized Appreciation	$4,569

●	Currently non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.
۞	Convertible security.
■
Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at July 31, 2010, was $12,415, which represents 15.09% of total net assets.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at July 31, 2010.
○	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.
►	Securities disclosed are interest-only strips. The interest rates represent effective yields based upon estimated future cash flows at July 31, 2010.
□	Security pledged as initial margin deposit for open futures contracts at July 31, 2010

Futures Contracts Outstanding at July 31, 2010

				Unrealized
	Number of		Expiration	Appreciation/
Description	Contracts*	Po sition	Month	(D epreciation)
2 Year U.S. Treasury Note	17	Long	Sep 2010	$21
5 Year U.S. Treasury Note	72	Short	Sep 2010	(82)
10 Year U.S. Treasury Note	151	Short	Sep 2010	(400)
U.S. Treasury Long Bond	32	Short	Sep 2010	(156)
				$(617)

*	The number of contracts does not omit 000's.

The accompanying notes are an integral part of these financial statements.

The Hartford Income Shares Fund, Inc.
Schedule of Investments – (continued)
July 31, 2010
(000’s Omitted)

Ø	At July 31, 2010, the maximum delivery obligation of the open put options written is $168. Securities valued at $6 collateralized the open put options written as follows:

Issuer/ Exercise				Unrealized
Price/ Expiration	Number of	Market	Premiums	Appreciation
Date	Contracts*	Value ╪	Received	(Depreciation)
10 Year U.S. Treasury Note, $ 114.00, Aug, 2010	73	$1	$36	$35
10 Year U.S. Treasury Note, $ 121.00, Aug, 2010	70	$5	$52	$47
		$6	$88	$82

*	The number of contracts does not omit 000's.
⌂
The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period	Shares/
Acquired	Par	Security	Cost Basis
09/2007	–	AboveNet, Inc. Warrants	$–
04/2007	$500	Bayview Financial Acquisition Trust, 2.48%, 05/28/2037	500
11/2006	$3,563	CBA Commercial Small Balance Commercial Mortgage, 3.00%, 01/25/2039 - 144A	314
05/2007	$3,913	CBA Commercial Small Balance Commercial Mortgage, 6.00%, 07/25/2039 - 144A	344
10/1996	$435	Delta Air Lines, Inc., 0.00%, 04/30/2016	450

The aggregate value of these securities at July 31, 2010 was $778 which  represents 0.95% of total net assets.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

Distribution by Credit Quality

as of July 31, 2010

Percentage of
Credit Rating *	Net Assets
Aaa / AAA	0.7%
Aa / AA	2.1
A	14.5
Baa / BBB	36.3
Ba / BB	12.6
B	4.6
Caa / CCC or Lower	4.6
Unrated	1.2
U.S. Government Securities	19.5
Other Assets and Liabilities	3.9
Total	100.0%

*
Does not apply to the fund itself. Based upon Moody’s and S&P long-term credit ratings for the fund’s holdings as of date noted. If Moody's and S&P assign different ratings to a holding, the lower rating is used. "Unrated" includes fixed-income securities (other than cash-like short-term instruments and U.S. Government securities) for which Moody’s and S&P have not issued long-term credit ratings. “Cash” includes cash-like instruments and other short-term instruments.

The accompanying notes are an integral part of these financial statements.

The Hartford Income Shares Fund, Inc.
Investment Valuation Hierarchy Level Summary
July 31, 2010
(000’s Omitted)

	Total	Level 1♦	Level 2♦	Level 3
Assets:
Asset & Commercial Mortgage Backed Securities	$2,894	$–	$1,352	$1,542
Call Options Purchased	9	9	–	–
Common Stocks ‡	173	173	–	–
Corporate Bonds: Investment Grade	42,495	–	39,214	3,281
Corporate Bonds: Non-Investment Grade	17,305	–	13,799	3,506
Municipal Bonds	321	–	321	–
Preferred Stocks	504	21	483	–
Put Options Purchased	9	9	–	–
U.S. Government Agencies	535	–	535	–
U.S. Government Securities	15,068	1,188	13,880	–
Warrants	7	–	7	–
Short-Term Investments	400	–	400	–
Total	$79,720	$1,400	$69,991	$8,329
Futures *	21	21	–	–
Written Options *	82	82	–	–
Total	$103	$103	$–	$–
Liabilities:
Futures *	638	638	–	–
Total	$638	$638	$–	$–

♦	For the year ended July 31, 2010, there were no significant transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of these equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

			Change in
	Balance	Realized	Unrealized					Transfers	Transfers	Balance
	as of July	Gain	Appreciation		Net			Into	Out of	as of July
	31, 2009	(Loss)	(Depreciation)		Amortization	Purchases	Sales	Level 3 *	Level 3*	31, 2010
Assets:
Asset & Commercial Mortgage Backed Securities	$1,686	$(2,532)	$2,702	†	$(275)	$—	$(33)	$—	$(6)	$1,542
Corporate Bonds	8,165	(13)	1,329	‡	(15)	—	(2,679)	—	—	6,787
Total	$9,851	$(2,545)	$4,031		$(290)	$—	$(2,712)	$—	$(6)	$8,329

*	Securities are transferred into and out of Level 3 for a variety of reasons including, but not limited to:
1)	Securities where trading has been halted (transfer into Level 3) or securities where trading has resumed (transfer out of Level 3).
2)	Broker quoted securities (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).
3)	Securities that have certain restrictions on trading (transfer into Level 3) or securities where trading restrictions have expired (transfer out of Level 3).
†	Change in unrealized gains or losses in the current period relating to assets still held at July 31, 2010 was $159.
‡	Change in unrealized gains or losses in the current period relating to assets still held at July 31, 2010 was $1,295.

The accompanying notes are an integral part of these financial statements.

The Hartford Income Shares Fund, Inc.
Statement of Assets and Liabilities
July 31, 2010
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $75,012)	$79,720
Cash	3,903
Receivables:
Investment securities sold	200
Interest and dividends	1,200
Variation margin	3
Total assets	85,026
Liabilities:
Payables:
Investment securities purchased	2,469
Investment management fees	1
Variation margin	200
Accounts payable and accrued expenses	67
Written options (proceeds $88)	6
Total liabilities	2,743
Net assets	$82,283
Summary of Net Assets:
Net proceeds of capital stock, par value $.001 per share-authorized 1,000,000 shares; 13,067 shares outstanding	$105,639
Unrealized appreciation of investments	4,173
Accumulated net realized loss from sale of investments, futures and options	(27,534)
Accumulated undistributed net investment income	5
Total Net Assets	$82,283
Net Asset Value Per Share	$6.30

The accompanying notes are an integral part of this financial statement.

The Hartford Income Shares Fund, Inc.
Statement of Operations
For the Year Ended July 31, 2010
(000’s Omitted)

Investment Income:
Interest income	$5,735
Dividend income	—
Total investment income	5,735
Expenses:
Investment management fees	477
Legal and auditing fees	41
Custodian fees	6
Shareholders' notices and reports	31
Directors' fees and expenses	3
Exchange listing fees	25
Other	6
Total expenses	589
Expense offset	(1)
Total net expenses	588
Net Investment Income	5,147
Net Realized and Unrealized Gain (Loss) on Investments, Futures and Options:
Net realized loss on investments	(1,787)
Net realized loss on futures	(1,653)
Net realized gain on written options	37
Net change in unrealized appreciation of investments	9,754
Net change in unrealized depreciation of futures	(535)
Net change in unrealized appreciation of written options	82
Net Gain on Investments, Futures and Options	5,898
Net Increase (Decrease) in Net Assets Resulting from Operations	$11,045

The Hartford Income Shares Fund, Inc.
Statements of Changes in Net Assets
(000’s Omitted)

	For the Year Ended	For the Year Ended
	July 31, 2010	July 31, 2009
Operations:
Net investment income	$5,147	$6,430
Net realized loss on investments, futures and options	(3,403)	(11,199)
Net change in unrealized appreciation of investments, futures and options	9,301	1,810
Net increase (decrease) in net assets resulting from operations	11,045	(2,959)
Distributions to Shareholders:
From net investment income	(5,214)	(6,505)
Capital Share Transactions:
Proceeds as a result of reinvested dividends (– and 7 shares issued, respectively)	—	37
Total Increase (Decrease) in Net Assets	5,831	(9,427)
Net Assets:
Beginning of year	76,452	85,879
End of year	$82,283	$76,452
Accumulated undistributed net investment income	$5	$72

The accompanying notes are an integral part of this financial statement.

The Hartford Income Shares Fund, Inc.
Notes to Financial Statements
July 31, 2010
(000’s Omitted)

1.	Organization:

The Hartford Income Shares Fund, Inc. (the “Fund”) is a closed-end diversified management investment company. The primary investment objective of the Fund is to seek a high level of current income through investment in a diversified portfolio of debt securities, some of which may be privately placed and some of which may have equity features. Capital appreciation is a secondary objective.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

a)
Security Transactions and Investment Income – Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)
Security Valuation – The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the Valuation Time. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Exchange-traded equity securities are valued at the last reported sale price or official close price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time.

Debt securities (other than short-term obligations) held by the Fund are valued using bid prices or using valuations based on a matrix system (which considers factors such as security prices, yield, maturity and ratings) as provided by independent pricing services. Securities for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the securities in accordance with procedures established by the Fund’s Board of Directors. Generally, the Fund may use fair valuation in regard to debt securities when the Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Investments that mature in 60 days or less are generally valued at amortized cost, which approximates market value.

Options contracts on securities, currencies, indices, futures contracts, commodities and other instruments shall be valued at their last reported sale price at the Valuation Time on the Primary Market on which the instrument is traded. If the instrument did not trade on the Primary Market, it may be valued at the most recent sale price at the Valuation Time on another exchange or market where it did trade. If it is not possible to determine the last reported sale price on the Primary Market or another exchange or market at the Valuation Time, the value of the security shall be taken to be the most recent mean between bid and asked prices on such exchange or market at the Valuation Time. Absent both bid and asked prices on such exchange, the bid price may be used.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in securities in accordance with procedures established by the Fund’s Board of Directors.

Futures contracts are valued at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively. If a settlement price is not available, futures contracts will be valued at the most recent trade price as of the Valuation Time. If there were no trades, the contract shall be valued at the mean of the closing bid and asked prices as of the Valuation Time.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, exchange-traded funds, and rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services. Prices for most Level 2 securities are based on prices received from an independent pricing service. The following asset classes generally use the following valuation techniques and inputs when assessed as a Level 2 security:

Asset Backed Securities and Collateralized Mortgage Obligations – Multi-dimensional spread/prepayment speed tables, with consideration of yield or price of bonds of comparable quality, coupon and maturity, attributes of the collateral, new issue data and monthly payment information.

Corporate Bonds – Multi-dimensional relational model based on observable market information such as yields, spreads, sector analysis, etc.

Foreign Currency – Based on rates determined at the close of the Exchange, provided by an independent pricing service.

Mortgage Backed Securities (“MBS”) – Matrix pricing using inputs of To-Be-Announced (“TBA”) prices, new issue data and monthly payment information, with consideration of yield or price of bonds of comparable quality, coupon and maturity, and attributes of the collateral.

The Hartford Income Shares Fund, Inc.
Notes to Financial Statements – (continued)
July 31, 2010
(000’s Omitted)

Municipal Bonds – Multi-dimensional relational model and series of matrices based on observable market information such as Municipal Securities Rulemaking Board reported trades, comparable bonds, yields, spreads and credit analysis.

Preferred Stocks – Close, mean of bid/ask or bid.

U.S. Government Securities – Treasuries exclusively traded in the secondary market.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price. The following asset classes generally use the following valuation techniques and inputs when assessed as a Level 3 security:

Asset Backed Securities & Commercial Mortgage Backed Securities – Certain other MBS with limited liquidity priced from an independent pricing service.

Common Stocks – Trading has been halted or there are restrictions on trading. Valuation is based on last trade with the application of a discount or premium, if applicable.

Long Dated Over-the-Counter Options – Terms greater than 10 years from current date, expected volatility is not observable. Prices are from an independent pricing service.

Long Term Debt Securities – Unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity.

Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those that are presented above, as individual circumstances dictate.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level are shown as if they occurred at the beginning of the period.

Refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll forward reconciliation found following the Schedule of Investments.

c)
Illiquid and Restricted Securities – “Illiquid Securities” are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Fund’s Board of Directors. The Fund, as shown in the Schedule of Investments, had illiquid and/or restricted securities as of July 31, 2010.

d)
Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. As of July 31, 2010, the Fund had no outstanding when-issued or delayed delivery securities.

e)
Credit Risk – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a Fund which holds securities with higher credit risk may be more volatile than funds holding bonds with lower credit risk.

f)
U.S. Government Agencies – The Fund, as shown in the Schedule of Investments, may invest in Federal Home Loan Mortgage Corporation (“FHLMC”) and Federal National Mortgage Association (“FNMA”) securities. On September 7, 2008, the Federal Housing Finance Agency (“FHFA”) placed the FHLMC and the FNMA, two government-sponsored enterprises (“GSEs”), in conservatorship. As conservator, the FHFA has full powers to control the assets and operations of the firms. Dividends to common and preferred shareholders are suspended, but the U.S. Treasury has put in place a set of financing agreements to ensure that the GSEs continue to meet their obligations to holders of bonds that they issued or guaranteed.

g)
Prepayment/Interest Rate Risks – Certain debt securities allow for prepayment of principal without penalty. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline. In addition, with respect to securities, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment risk is a major risk of mortgage backed securities and certain asset backed securities. Accordingly, the potential for the value of a debt security to increase in response to interest rate declines is limited. For certain securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

The market value of debt securities held by the Fund may be affected by fluctuations in market interest rates. The market value of these investments tends to decline when interest rates rise and tends to increase when interest rates fall.

h)
Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

i)	Additional Derivative Instrument Information

Derivative Instruments as of July 31, 2010.

	Statement of Assets and Liabilities Location
Risk Exposure Category	Asset Derivatives		Liability Derivatives
Interest rate contracts			Written Options, Market Value	$ 6
Interest rate contracts	Summary of Net Assets - Unrealized appreciation	21	Summary of Net Assets - Unrealized depreciation	638
Interest rate contracts	Investments in securities, at value	18
	(Purchased Options), Market Value

The Hartford Income Shares Fund, Inc.
Notes to Financial Statements – (continued)
July 31, 2010
(000’s Omitted)

The ratio of futures contracts’ market value to net assets as of July 31, 2010, was 30.11%, compared to the twelve-month period average of 24.06%. The volume of other derivatives presented in the Schedule of Investments is consistent with the derivative activity during the year ended July 31, 2010.

Realized Gain/Loss and Change in Unrealized Appreciation (Depreciation) on Derivative Instruments for the year ended July 31, 2010:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
				Forward
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Interest rate contracts	$37	$(116)	$(1,653)	$—	$—	$(1,732)
Total	$37	$(116)	$(1,653)	$—	$—	$(1,732)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
				Forward
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Interest rate contracts	82	(132)	(535)	—	—	$(585)
Total	$82	$(132)	$(535)	$—	$—	$(585)

j)
Indemnifications – Under the Fund’s organizational documents, the Fund shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Fund may enter into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Futures and Options:

The Fund is subject to equity price risk and interest rate risk in the normal course of pursuing its investment objectives. The Fund may invest in futures and options contracts in order to gain exposure to or hedge against changes in the value of equities or interest rates. A futures contract is an agreement between two parties to buy and sell an asset at a set price on a future date. When the Fund enters into such futures contracts, it is required to deposit with a futures commission merchant an amount of “initial margin” of cash, commercial paper or U.S. Treasury Bills. Subsequent payments, called variation margin, to and from the broker, are made on a daily basis as the price of the underlying asset fluctuates, making the long and short positions in the futures contract more or less valuable (i.e., mark-to-market), which results in an unrealized gain or loss to the Fund.

At any time prior to the expiration of the futures contract, the Fund may close the position by taking an opposite position, which would effectively terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a gain or loss.

The use of futures contracts involves elements of market risk, which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contracts may decrease the effectiveness of the Fund’s strategy and potentially result in loss. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded through a clearing house. The clearing house requires sufficient collateral to cover margins. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of July 31, 2010.

An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) a security or other financial asset at an agreed-upon price during a specific period of time or on a specific date. The premium paid by the Fund for the purchase of a call or put option is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently “marked-to-market” through net unrealized appreciation (depreciation) of options to reflect the current market value of the option as of the end of the reporting period.

The Fund may write (sell) covered options. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying securities or currency or an option to purchase the same underlying securities or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid securities having a value equal to or greater than the fluctuating market value of the option securities or currencies. The Fund receives a premium for writing a call or put option, which is recorded on the Fund’s Statement of Assets and Liabilities and subsequently “marked-to-market” through net unrealized appreciation (depreciation) of options. There is a risk of loss from a change in the value of such options, which may exceed the related premiums received. The maximum amount of loss with respect to the Fund’s written put option is the cost of buying the underlying security or currency. The maximum loss may be offset by proceeds received from selling the underlying securities or currency. The Fund, as shown on the Schedule of Investments, had outstanding purchased option contracts as of July 31, 2010. Transactions involving written option contracts during the year ended July 31, 2010, are summarized below:

Options Contract Activity During the Year Ended July 31, 2010
Call Options Written During the Year	Number of Contracts*	Premium Amounts
Beginning of the year	—	$—
Written	25	7
Expired	—	—
Closed	(25)	(7)
Exercised	—	—
End of Year	—	$—

Put Options Written During the Year	Number of Contracts*	Premium Amounts
Beginning of the year	—	$—
Written	404	132
Expired	(92)	(12)
Closed	(169)	(32)
Exercised	—	—
End of Year	143	$88

* The number of contracts does not omit 000's.

4.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in the prior year and intends to distribute substantially all of its income and gains during the calendar year ending December 31, 2010. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments and differing tax treatment for investments in derivatives. The character of distributions made during the

The Hartford Income Shares Fund, Inc.
Notes to Financial Statements – (continued)
July 31, 2010
(000’s Omitted)

year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	July 31, 2010	July 31, 2009
Ordinary Income	$5,724	$6,726

As of July 31, 2010, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$5
Accumulated Capital Losses *	(27,930)
Unrealized Appreciation †	4,569
Total Accumulated Deficit	$(23,356)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†
 The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the  losses deferred due to wash sale adjustments and differing tax treatment for investments in derivatives.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statements of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended July 31, 2010, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Accumulated Net Realized Gain (Loss) on Investments	$(4,710)
Net Proceeds of Capital Stock	4,710

e)	Capital Loss Carryforward – As of July 31, 2010 (tax-year end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2011	$1,710
2012	5,026
2013	1,768
2014	524
2016	613
2017	5,234
2018	10,296
Total	$25,171

As of July 31, 2010, the Fund elected to defer post October 2009 losses of $2,759.

For the tax year ended July 31, 2010, the Fund expired $4,710 of capital loss carryforwards.

f)
Accounting for Uncertainty in Income Taxes – Management has evaluated all open tax years and has determined there is no impact to the Fund’s financial statements related to uncertain tax positions. Generally, tax authorities can examine all tax returns filed for the last three years.

5.	Expenses:

a)
Payments to Related Parties – Hartford Investment Financial Services, LLC (“HIFSCO”) is the investment manager for the Fund. Investment management fees are computed at an annual rate of 0.45% for the first $100 million of average monthly net assets and at an annual rate of 0.40% of average monthly net assets over $100 million, plus 2% of investment income. Fees are accrued daily and paid monthly.

As investment manager for the Fund, HIFSCO has retained Hartford Investment Management Company (“Hartford Investment Management”) to provide investment advice and, in general, to conduct the management investment program of the Fund, subject to the general oversight of HIFSCO and the Fund’s Board of Directors. Pursuant to the sub-advisory agreement, Hartford Investment Management will regularly provide the Fund with investment research, advice and supervision and furnish an investment program consistent with the Fund’s investment objectives and policies, including the purchase, retention and disposition of securities. As compensation for such services, HIFSCO pays Hartford Investment Management a portion of the investment management fee.

The Hartford Financial Services Group, Inc. (“The Hartford”) and its subsidiaries provide facilities and office equipment and perform certain services for the Fund, including fund accounting and financial reporting. Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended July 31, 2010, a portion of the Fund’s chief compliance officer’s salary was paid by the Fund to The Hartford in an amount which rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. Transfer agent fees are paid by HIFSCO.

b)
Expense Offset –The Fund’s custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing account. For the year ended July 31, 2010, the custodian fee offset arrangement reduced expenses by $1. The total expense reduction represents an effective annual rate of 0.001% of the Fund’s average daily net assets. This amount is shown in the expense offset line of the Fund’s Statement of Operations.

6.	Investment Transactions:

For the year ended July 31, 2010, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$25,867
Sales Proceeds Excluding U.S. Government Obligations	39,589
Cost of Purchases for U.S. Government Obligations	21,740
Sales Proceeds for U.S. Government Obligations	8,534

The Hartford Income Shares Fund, Inc.
Notes to Financial Statements – (continued)
July 31, 2010
(000’s Omitted)

7.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds”, equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

8.	Subsequent Events:

At a meeting held on March 17, 2010, the Fund’s Board of Directors approved the reorganization of the Fund with and into the Rivus Bond Fund (the “Reorganization”), a closed-end investment company managed by Cutwater Asset Management Corp. The Fund and the Rivus Bond Fund are both traded on the New York Stock Exchange. On August 4, 2010, the Fund’s Board of Directors approved the continued solicitation of shareholders with respect to the Reorganization with a new record date of August 13, 2010. If approved, the Reorganization is expected to occur by the end of 2010.

Financial Highlights
	Year Ended July 31,
	2010	2009	2008	2007	2006
Selected Per-Share Data (a)
Net asset value, beginning of year	$5.85	$6.58	$7.82	$7.70	$8.16
Operations:
Net investment income	0.39	0.49	0.55	0.55	0.56
Net realized and unrealized gain (loss) on
investments	0.46	(0.72)	(1.24)	0.12	(0.47)
Total from operations	0.85	(0.23)	(0.69)	0.67	0.09
Distributions to shareholders:
From net investment income	(0.40)	(0.50)	(0.55)	(0.55)	(0.55)
Net asset value, end of year	$6.30	$5.85	$6.58	$7.82	$7.70
Per-share market value, end of year	$5.88	$5.50	$6.09	$7.43	$7.23
Ratios and Supplemental Data
Total investment return, market value(b)	14.54%	(0.60)%	(11.28)%	10.13%	(1.40)%
Total investment return, net asset value(c)	15.34%	(2.19)%	(8.98)%	8.77%	1.36%
Net assets end of year (000's omitted)	$82,283	$76,452	$85,879	$102,096	$100,241
Ratio of gross expenses to average monthly net assets	0.73%	0.92%	0.96%	0.76%	0.78%
Ratio of net expenses (includes expense offset) to average monthly net assets	0.73%	0.92%	0.96%	0.76%	0.77%
Ratio of net investment income to average monthly net assets	6.40%	8.97%	7.69%	6.80%	7.12%
Portfolio turnover rate	61%	31%	23%	39%	20%

(a)	Information presented relates to a share of capital stock outstanding throughout the period.
(b)
Total investment return, market value, is based on the change in market price of a share during the year and assumes reinvestment of distributions at actual prices pursuant to the Fund's dividend reinvestment plan. As of July 2010, the dividend reinvestment plan was suspended.

(c)
Total investment return, net asset value, is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at actual prices pursuant to the Fund's dividend reinvestment plan. As of July 2010, the dividend reinvestment plan was suspended.

Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Directors of The Hartford Income Shares Fund, Inc.

We have audited the accompanying statement of assets and liabilities of The Hartford Income Shares Fund, Inc. (the Fund), including the schedule of investments, as of July 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Income Shares Fund, Inc. at July 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
September 15, 2010

The Hartford Income Shares Fund, Inc.
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and two of the Fund’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of July 31, 2010, collectively consist of 86 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed, principal occupation, and, for directors, other directorships held.

Information on the aggregate remuneration paid to the directors of the Fund can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund and has served as a Director of the Sovereign High Yield Fund since April 2010. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 1986, Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001, Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003).

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (1944) Director since 2000, Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

Lowndes A. Smith (1939) Director since 2002, Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.

John C. Walters 1, 2 (1962) Director since 2008

Mr. Walters currently serves as President, Chief Executive Officer and Director for Hartford Life, Inc. (“HL, Inc.”). Mr. Walters also serves as President, Chairman of the Board, Chief Executive Officer and Director for Hartford Life Insurance Company (“Hartford Life”), and as Executive Vice President of The Hartford. In addition, Mr. Walters is a Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Walters previously served as President of the U.S. Wealth Management Division of HL, Inc. (2006-2007) and as Co-Chief Operating Officer of Hartford Life (2007-2008).
1 Mr. Walters previously served as President and Chief Executive Officer (2007 to 2009).
2 Effective July 31, 2010, Mr. Walters retired from The Hartford. Mr. Walters resigned his position as a Director of the Fund effective July 30, 2010.

Other Officers

Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006-2009))

Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Senior Vice President and Director of Hartford Administrative Services Company, (“HASCO”), President, Chief Executive Officer and Manager of Hartford Investment Financial Services, LLC (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Mr. Arena joined The Hartford in 2004.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 1993

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Brian Ferrell (1962) AML Compliance Officer since 2008

Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005-2006.

Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006

Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004.

The Hartford Income Shares Fund, Inc.
Directors and Officers (Unaudited) – (continued)

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

D. Keith Sloane (1960) Vice President since 2009

Mr. Sloane is a Senior Vice President of Hartford Life. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.

Jane Wolak (1961) Vice President since 2009

Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

Shareholder Meeting Results

The following proposal was addressed at a Special Meeting of Shareholders held on July 30, 2010.

Shareholders of The Hartford Income Shares Fund, Inc. (the "Acquired Fund") addressed the following proposal at a special meeting held on July 30, 2010. Sufficient votes to act upon the proposal were not received and the meeting has been adjourned until October 12, 2010.

1. To consider and vote on a reorganization pursuant to an Agreement and Plan of Reorganization, providing for the acquisition of the assets and the liabilities of the Acquired Fund by Rivus Bond Fund, a diversified, closed-end management investment company advised by Cutwater Asset Management Corp., solely in exchange for shares of the Rivus Bond Fund.

Fund	For	Against	Abstain
The Hartford Income Shares Fund, Inc.	8,471,209.809	1,573,719.271	299,299.145

Investment Manager	Hartford Investment Financial Services, LLC
P.O. Box 1744, Hartford, CT 06144-1744

Investment Sub-Adviser	Hartford Investment Management Company
55 Farmington Avenue, Hartford, CT 06105

Transfer Agent	Hartford Administrative Services Company
P.O. Box 64387, St. Paul, MN 55164

Dividend Disbursing Agent, Registrar	DST Systems, Inc.
and Sub-Transfer Agent	Kansas City, Missouri

Custodian	State Street Bank and Trust Company
Boston, Massachusetts

Independent Registered Public Accounting Firm	Ernst & Young LLP
Minneapolis, Minnesota

Market Price
The Hartford Income Shares Fund, Inc. is listed on the New York Stock Exchange with the ticker symbol “HSF”. The market price is carried daily in the financial pages of most newspapers and carried on Monday in the “Closed-End Funds” table, which sets forth on a per share basis the previous week’s net asset value, market price and the percentage difference between net asset value and market price for the Fund under the name “HrtfrdIncoFd”.

Important Tax Information (Unaudited)
The information needed by shareholders for income tax purposes will be sent in early 2011.

Monthly Dividends Paid (Unaudited)

Date	Amount
August 2009	$0.0390	Income
September 2009	0.0390	Income
October 2009	0.0375	Income
November 2009	0.0355	Income
December 2009	0.0355	Income
January 2010	0.0350	Income
February 2010	0.0320	Income
March 2010	0.0295	Income
April 2010	0.0315	Income
May 2010	0.0305	Income
June 2010	0.0305	Income
July 2010	0.0315	Income
July 2010	0.0310	Income
	$0.4380

Qualified Interest Income (QII)
Applicable for non-resident foreign shareholder only: The percentage of ordinary income distributions designed as interest-related dividends under Internal Revenue Code section 871 (k)(l)(C) is 96%.

Dividend Reinvestment Plan (Unaudited)

Dividend Reinvestment Plan. The Fund has adopted a dividend reinvestment plan (the “Plan”), which is open to all registered holders of the Fund’s common stock ( the “Common Stock”). New registered holders of the Common Stock shall be sent a notice by Hartford Administrative Services Company (“HASCO”) giving them an opportunity to participate in the Plan.  A shareholder who elects to participate in the Plan will have his or her dividend and capital gain distributions automatically reinvested in additional whole or fractional shares of the Fund by HASCO; HASCO has delegated certain of its duties as plan agent to DST Systems, Inc. (“DST”), the Fund’s sub-transfer agent (HASCO and DST are collectively referred to herein as the “Plan Agent”). Such distributions are recorded as of the ex-dividend date.  Shareholders will automatically receive their dividends and capital gains distributions in cash, unless they inform the Plan Agent in writing at the address set forth in the last paragraph that they wish to participate in the Plan. Elections to participate in the Plan must be received by the Plan Agent at least 10 days prior to the record date of a dividend or distribution payment in order for such dividend or distribution payment to be included in the Plan. Shareholders whose common shares are held in the name of a broker or nominee should contact their broker or nominee to determine whether and how they may participate in the Plan.

Under the Plan, the number of shares and the price per share that participants will receive as a shareholder of the Common Stock when the Fund’s Board of Directors declares a dividend or capital gain distribution will be calculated as follows:

1)
When the market price of the Common Stock (plus brokerage commissions and other incidental expenses that would be incurred in a purchase of shares) is greater than or equal to the NAV, the reinvestment price will be the greater of 95% of the month-end market price (plus brokerage commissions) or the month-end NAV.

2)
When the market price of the Common Stock (plus brokerage commissions and other incidental expenses that would be incurred in a purchase of shares) is less than the NAV, the Plan Agent will receive the dividend or distribution in cash and will purchase the Fund’s shares on the Exchange. It is possible that the market price for the Common Stock may increase to equal to or above the NAV before the Plan Agent has completed its purchases. In this event, the Plan Agent will suspend purchasing shares on the Exchange and the remaining balance of the dividend or distribution will be invested in authorized but unissued shares of the Fund valued at the greater of 95% of the month-end market price (plus brokerage commissions) or the month-end NAV.  The Plan Agent will use all dividends and distributions received in cash to purchase Common Stock in the open market prior to the payment date.  If the Plan Agent’s purchase requirements remain incomplete as of the last business day before the next date on which the shares trade on an “ex-dividend” basis, the remaining balance of the dividend or distribution will be invested in authorized but unissued shares of the Fund valued at the greater of 95% of the month-end market price (plus brokerage commissions) or the month-end NAV.

The Plan Agent will maintain all shareholders’ accounts in the Plan and supply written confirmation of the last fifteen transactions in the account, including information needed for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificate form. Any proxy shareholders receive will include all shares of Common Stock a participant has purchased or received under the Plan.

Automatically reinvesting dividends and distributions does not mean that a participant does not have to pay income taxes due (or required to be withheld) upon receiving dividends and distributions.

Participants may terminate or partially withdraw from the Plan by giving written notice to the Plan Agent.  Notice to terminate or partially withdraw from the Plan must be received by the Plan Agent at least 10 days prior to the record date for any subsequent dividend or distribution; otherwise, the notice will not be effective for such dividend or distribution. Upon termination of the Plan or partial withdrawal from the Plan, participants will receive certificates for whole common shares and a cash payment for all fractional shares.

There is no charge for reinvestment of dividends or distributions. However, all participants will bear a pro rata share of brokerage commissions and incidental expenses incurred with respect to the Plan Agent’s open market purchases, when applicable, and participants for whose accounts shares are sold will bear a pro rata share of the brokerage commissions and incidental expenses incurred with respect to the Plan Agent’s open market sales.

The Dividend Reinvestment Plan is currently unavailable.

The Fund reserves the right to amend or terminate the Plan. All correspondence concerning the plan, including requests for additional information or any questions about the Plan, should be directed to the Plan Agent at DST Systems, Inc., The Hartford Income Shares Fund, Inc., Attn: Closed End Funds, P.O. Box 219812, Kansas City, Missouri 64121-9812.

Managed Distribution Policy and Investment Policies (Unaudited)

Managed Distribution Policy

The Fund’s dividend policy is to distribute substantially all its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month.

As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund’s current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets and Liabilities, which comprises part of the financial information included in this report. The Fund’s target rate of distribution is evaluated regularly and can change at any time.

Investment Policies

In May 2008, the Fund’s Board of Directors approved amendments to the Fund’s investment policies and restrictions to update the restrictions and to clarify their nature and scope. Among other things, the proposed revisions (i) eliminate the Fund’s 75% investment basket and replace it with a description of the Fund’s primary investment policies and any related restrictions; (ii) remove investment grade debt securities of foreign issuers and liquid, marketable 144A securities from the list of instruments in which the Fund may invest only up to 25% of its assets; (iii) impose a non-fundamental limit of 30% of the Fund’s assets on investments in foreign securities (other than securities of the governments of Canada or its Provinces); and (iv) increase from 5% to 10% the amount of its assets the Fund may invest in credit default swap agreements. In addition to amending the discussion of the Fund’s primary and secondary investments, the Board also approved certain changes to the Fund’s non-fundamental investment restrictions to update the restrictions to reflect current law and conform those restrictions to the investment policies that currently apply to the other funds advised by the Fund’s investment adviser and its affiliates.  Under its revised non-fundamental investment restrictions, the Fund may not:

1.
Except as may be otherwise permitted by applicable law, purchase a security of an investment company if, as a result: (1) more than 10% of the Company’s total assets would be invested in securities of other investment companies, (2) such purchase would result in more than 3% of the total outstanding voting securities of any one such investment company being held by the Company, or (3) more than 5% of the Company’s total assets would be invested in any one such investment company.  The investment companies in which the Company would invest may or may not be registered under the Investment Company Act of 1940, as amended. Securities in certain countries are currently accessible to the Company only through such investments. The investment in other investment companies is limited in amount by the Investment Company Act of 1940, and will involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.

2.
Pledge its assets other than to secure permitted borrowings or to secure investments permitted by the Company’s investment policies as set forth in its Prospectus, as they may be amended from time to time, and applicable law.

3.
Purchase securities on margin except to the extent permitted by applicable law. The deposit or payment by the Company of initial or maintenance margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.

4.	Make short sales of securities or maintain a short position, except to the extent permitted by the Company’s Prospectus, as amended from time to time, and applicable law.

THIS PRIVACY POLICY IS NOT PART OF THE ANNUAL REPORT

Privacy Policy and Practices of
The Hartford Financial Services Group, Inc. and its Affiliates
(herein called “we, our, and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the		We may also share Personal Information, only as
responsible:		allowed by law, with unaffiliated third parties including:
a)	management;	a)	independent agents;
b)	use; and	b)	brokerage firms;
c)	protection;	c)	insurance companies;
of Personal Information.		d)	administrators; and
		e)	service providers;
This notice describes how we collect, disclose, and		who help us serve You and service our business.
protect Personal Information.
When allowed by law, we may share certain Personal
We collect Personal Information to:		Financial Information with other unaffiliated third
a)	service your Transactions with us; and	parties who assist us by performing services or functions
b)	support our business functions.	such as:
		a)	taking surveys;
We may obtain Personal Information from:		b)	marketing our products or services; or
a)	You;	c)	offering financial products or services under a joint
b)	your Transactions with us; and		agreement between us and one or more financial
c)	third parties such as a consumer-reporting agency.		institutions.

Based on the type of product or service You apply for or		We will not sell or share your Personal Financial
get from us, Personal Information such as:		Information with anyone for purposes unrelated to our
a)	your name;	business functions without offering You the opportunity
b)	your address;	to:
c)	your income;	a)	“opt-out;” or
d)	your payment; or	b)	“opt-in;”
e)	your credit history;	as required by law.
may be gathered from sources such as applications,
Transactions, and consumer reports.		We only disclose Personal Health Information with:
		a)	your proper written authorization; or
To serve You and service our business, we may share		b)	as otherwise allowed or required by law.
certain Personal Information. We will share Personal
Information, only as allowed by law, with affiliates such		Our employees have access to Personal Information in
as:		the course of doing their jobs, such as:
a)	our insurance companies;	a)	underwriting policies;
b)	our employee agents;	b)	paying claims;
c)	our brokerage firms; and	c)	developing new products; or
d)	our administrators.	d)	advising customers of our products and services.

As allowed by law, we may share Personal Financial		We use manual and electronic security procedures to
Information with our affiliates to:		maintain:
a)	market our products; or	a)	the confidentiality; and
b)	market our services;	b)	the integrity of;
to You without providing You with an option to prevent		Personal Information that we have. We use these
these disclosures.		procedures to guard against unauthorized access.

Some techniques we use to protect Personal		Personal Financial Information means financial
Information include:		information such as:
a)	secured files;	a)	credit history;
b)	user authentication;	b)	income;
c)	encryption;	c)	financial benefits; or
d)	firewall technology; and	d)	policy or claim information.
e)	the use of detection software.
Personal Health Information means health information
We are responsible for and must:		such as:
a)	identify information to be protected;	a)	your medical records; or
b)	provide an adequate level of protection for that data;	b)	information about your illness, disability or injury.
c)	grant access to protected data only to those people
	who must use it in the performance of their job-	Personal Information means information that identifies
	related duties.	You personally and is not otherwise available to the
public. It includes:
Employees who violate our Privacy Policy will be		a)	Personal Financial Information; and
subject to discipline, which may include ending their		b)	Personal Health Information.
employment with us.
Transaction means your business dealings with us, such
At the start of our business relationship, we will give		as:
You a copy of our current Privacy Policy.		a)	your Application;
		b)	your request for us to pay a claim; and
We will also give You a copy of our current Privacy		c)	your request for us to take an action on your account.
Policy once a year if You maintain a continuing business
relationship with us.		You means an individual who has given us Personal
Information in conjunction with:
We will continue to follow our Privacy Policy regarding		a)	asking about;
Personal Information even when a business relationship		b)	applying for; or
no longer exists between us.		c)	obtaining;
a financial product or service from us if the product or
As used in this Privacy Notice:		service is used mainly for personal, family, or household
purposes.
Application means your request for our product or
service.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

American Maturity Life Insurance Company; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty Insurance Company; Hartford Equity Sales Company, Inc.; Hartford Fire Insurance Company; Hartford Fire General Agency, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford International Life Reassurance Corporation; Hartford Investment Advisory Company, LLC; Hartford Investment Financial Services, LLC; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Lloyd’s Insurance Company; Hartford Mezzanine Investors I, LLC; Hartford Retirement Services, LLC ; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Company; Hartford Specialty Insurance Services of Texas, LLC; Hartford Underwriters Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; HL Investment Advisors, LLC; Hartford Life Private Placement, LLC; M-CAP Insurance Agency, LLC; New England Insurance Company; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Planco, LLC; Hartford Life Distributors, LLC; Property and Casualty Insurance Company of Hartford; Sentinel Insurance Company, Ltd.; Specialty Risk Services, LLC.; The Hartford Income Shares Fund, Inc.; The Hartford Mutual Funds II, Inc.; The Hartford Mutual Funds, Inc.; Trumbull Insurance Company; Trumbull Services, L.L.C.; Twin City Fire Insurance Company.

HPP Revised April 2010

The Hartford Income Shares Fund, Inc.
P.O. Box 64387
St. Paul, MN 55164-0387

MFHTFDINC-8-10                        Printed in U.S.A. © 2010 The Hartford, Hartford, CT 06115

Item 2. Code of Ethics.

Registrant has adopted a code of ethics that applies to Registrant’s principal executive officer, principal financial officer and controller.  The Code of Ethics is attached as an exhibit.

Item 3.  Audit Committee Financial Expert.

The Board of Directors of the Registrant has designated Phillip O. Peterson as an Audit Committee Financial Expert.  Mr. Peterson is considered by the Board to be an independent director.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees: $40,650 for the fiscal year ended July 31, 2009; $32,520 for the fiscal year ended July 31, 2010.

(b) Audit Related Fees: No fees were billed by Ernst & Young for professional services rendered that are related to the audit of the Company’s annual financial statements but not reported under "Audit-Fees" above for the fiscal years ended July 31, 2009 and 2010. Aggregate fees in the amount of $29,000 for the fiscal year ended July 31, 2009 and $53,600 for the fiscal year ended July 31, 2010 were billed by Ernst & Young to HIFSCO, or an affiliate thereof that provides ongoing services to the Company, relating to the operations and financial reporting of the Company. These fees relate to an annual review of internal controls, as required by regulation, for HASCO, an affiliate which provides transfer agency services to the Company and over 40 other mutual funds in the Hartford Fund family.

(c) Tax Fees: The aggregate fees billed by Ernst & Young for professional services rendered for tax compliance, tax advice and tax planning for the fiscal year ended July 31, 2009 were $3,800 and $3,751 for the fiscal year ended July 31, 2010. No fees were billed by Ernst & Young for such services rendered to HIFSCO, or an affiliate thereof that provides ongoing services to the Company and subject to pre-approval by the Audit Committee for the fiscal years ended July 31, 2009 and 2010.

(d) All Other Fees: $0 for the fiscal years ended July 31, 2009 and July 31, 2010.

(e)(1) A copy of the Audit Committee’s pre-approval policies and procedures is attached as an exhibit.

(e)(2) One hundred percent of the services described in items 4(a) through 4(d) were approved in accordance with the Audit Committee’s Pre-Approval Policy. As a result, none of such services was approved pursuant to paragraph (c) (7) (i) (c) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the year ended July 31, 2010 were attributed to work performed by persons other than the principal accountant’s full-time permanent employees.

(g) Non-Audit Fees: $984,595 for fiscal year ended July 31, 2009; $971,893 for fiscal year ended July 31, 2010.

(h) The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Registrant has a separately designated standing Audit Committee comprised of the independent directors listed below:

Robert M. Gavin
Sandra S. Jaffee
William P. Johnston
Phillip O. Peterson

Item 6. Schedule of Investments

The Schedule of Investments is included as part of the annual report filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Registrant has delegated the authority to vote proxies to Hartford Investment Management Company (“Hartford Investment Management”), registrant’s sub-adviser.  The policies of Hartford Investment Management are attached as an exhibit.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)

Mark Niland, CFA, Executive Vice President of Hartford Investment Management, has served as portfolio manager of the fund since April 2001. Mr. Niland joined Hartford Investment Management in 1989 and has been an investment professional involved in trading and portfolio management since that time. Prior to joining the firm, Mr. Niland was a credit officer at Shawmut National Corp.

Christopher J, Zeppieri, CFA, Vice President of Hartford Investment Management, has served as a portfolio manager of the fund since September 2009.  Mr. Zeppieri joined Hartford Investment Management in 2006.  Prior to joining the firm, he served as Fixed Income Strategist for Los Angeles-based Payden & Rygel.  Mr. Zeppieri has been an investment professional since 1998.

(a)(2) The following table lists the number and types of other accounts sub-advised by the Hartford Investment Management managers and assets under management in those accounts as of July 31, 2010:

	Registered
	Investment
	Company	Assets	Pooled	Assets	Other	Assets
Portfolio Manager	Accounts	Managed	Accounts	Managed	Accounts	Managed
		(in millions)		(in millions)		(in millions)

Mark Niland, CFA	0	$0	0	$0	1	$1,608

Christopher J. Zeppieri, CFA	4	$7,239	3	$148	10	$3,835

Conflicts of Interest between the Funds Sub-advised by Hartford Investment Management’s Portfolio Managers and Other Accounts

In managing other portfolios (including affiliated accounts), certain potential conflicts of interest may arise.  Portfolio managers, including assistant portfolio managers, at Hartford Investment Management manage multiple portfolios for multiple clients.  These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations), commingled trust accounts, and other types of funds.  The portfolios managed by portfolio managers may have investment objectives, strategies and risk profiles that differ from those of the Funds.   Portfolio managers make investment decisions for each portfolio, including the Funds, based on the investment objectives, policies, practices and other relevant investment considerations applicable to that portfolio.  Consequently, the portfolio managers may purchase securities for one portfolio and not another portfolio.  Securities purchased in one portfolio may perform better than the securities purchased for another portfolio, and vice versa.  A portfolio manager or other investment professional at Hartford Investment Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of a Fund, or make investment decisions that are similar to those made for a Fund, both of which have the potential to adversely impact that Fund depending on market conditions.  In addition, some of these portfolios have fee structures that are or have the potential to be higher, in some cases significantly higher, than the fees paid by the Funds to Hartford Investment Management.  Because a portfolio manager’s compensation is affected by revenues earned by Hartford Investment Management, the incentives associated with any given Fund may be significantly higher or lower than those associated with other accounts managed by a given portfolio manager.

Hartford Investment Management’s goal is to provide high quality investment services to all of its clients, while meeting its fiduciary obligation to treat all clients fairly.  Hartford Investment Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients.  In addition, Hartford Investment Management monitors a variety of areas, including compliance with Funds’ primary guidelines, the allocation of securities, and compliance with Hartford Investment Management’s Code of Ethics.  Furthermore, senior investment and business personnel at Hartford Investment Management periodically review the performance of Hartford Investment Management’s portfolio managers.  Although Hartford Investment Management does not track the time a portfolio manager spends on a single portfolio, Hartford Investment Management does periodically assess whether a portfolio manager has adequate time and resources to effectively manage the portfolio manager’s overall book of business.

Material conflicts of interest may arise when allocating and/or aggregating trades.  Hartford Investment Management may aggregate into a single trade order several individual contemporaneous client trade orders for a single security, absent specific client directions to the contrary.  It is the policy of Hartford Investment Management that when a decision is made to aggregate transactions on behalf of more than one account (including the Funds or other accounts over which it has discretionary authority), such transactions will be allocated to all participating client accounts in a fair and equitable manner in accordance with Hartford Investment Management’s trade allocation policy, which is described in Hartford Investment Management’s Form ADV.  Hartford Investment Management’s compliance unit monitors block transactions to assure adherence to the trade allocation policy.

(a) (3) Compensation of Hartford Investment Management Portfolio Managers

Hartford Investment Management’s portfolio managers are generally responsible for multiple accounts with similar investment strategies.  Portfolio managers are compensated on the performance of the aggregate group of similar accounts rather than for a specific Fund.

The compensation package for portfolio managers consists of three components, which are fixed base pay, annual incentive and long-term incentive.  The base pay program provides a level of base pay that is competitive with the marketplace and reflects a portfolio manager’s contribution to Hartford Investment Management’s success.

The annual incentive plan provides cash bonuses dependent on both Hartford Investment Management’s overall performance and individual contributions. A portion of the bonus pool is determined based on the aggregate portfolio gross performance results over three years relative to peer groups and benchmarks, and the remaining portion is based on a variety of other factors, such as overall achievements relative to targets.

Bonuses for portfolio managers vary depending on the scope of accountability and experience level of the individual portfolio manager.  An individual’s award is based upon qualitative and quantitative factors including the relative performance of their assigned portfolios compared to a peer group and benchmark.  A listing of the Fund and the benchmark by which the Fund is measured can be found below and is primarily geared to reward top quartile performance on a trailing three-year basis. Individual performance is dollar weighted (based on assets under management).  Qualitative factors such as leadership, teamwork and overall contribution made during the year are also considered.

The long-term incentive plan provides an opportunity for portfolio managers and other key contributors to Hartford Investment Management to be rewarded in the future based on the performance of Hartford Investment Management.  A designated portion of Hartford Investment Management’s net operating income will be allocated to long-term incentive awards each year.  The size of actual individual awards will vary greatly.  The awards granted in 2008 and prior years will vest over three years for most participants and five years for Hartford Investment Management’s Managing Directors and will be paid in cash at the end of the vesting period.  The awards to be granted in 2009 and following years will vest over three years for all participants and will be paid in a combination of cash and restricted units whose value tracks the market price of shares of The Hartford Financial Services Group, Inc. at the end of the vesting period.

All portfolio managers are eligible to participate in The Hartford’s standard employee health and welfare programs, including retirement.

The benchmark by which the Fund’s performance is measured for compensation purposes is as follows: Barclays Capital Aggregate Bond Index.

(a)(4) The dollar range of equity securities beneficially owned by the Hartford Investment Management portfolio manager in the Fund, is as follows for the fiscal year ended July 31, 2010:

Portfolio Manager	Fund Sub-Advised / Managed	Dollar Range of Equity Securities Beneficially Owned
Mark Niland	The Hartford Income Shares Fund, Inc.	None

Christopher J. Zeppieri, CFA	The Hartford Income Shares Fund, Inc.	None

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

INCOME SHARES FUND

	Total	Average	Shares purchased	Maximum number of
	SHARES	Price Paid	as part of public	of shares that may
Period	PURCHASED	per share	announced plan	yet be purchased

8/1/2009	11,082	5.7400	0	0

9/1/2009	10,534	5.8381	0	0

10/1/2009	10,325	5.6300	0	0

11/1/2009	10,140	5.7200	0	0

12/1/2009	9,822	5.7950	0	0

1/1/2010	8,990	5.8020	0	0

2/1/2010	8,271	5.7726	0	0

3/1/2010	8,741	5.7270	0	0

4/1/2010	8,303	5.8080	0	0

5/1/2010	8,531	5.6591	0	0

6/1/2010	8,445	5.8996	0	0

7/1/2010	-	-	0	0

Total	103,184		0	0

Item 10. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since registrant last provided disclosure in response to this requirement.

Item 11. Controls and Procedures.

(a)
Based on an evaluation of the Registrant's Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report, the Disclosure Controls and Procedures are effectively designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the date of this report, including ensuring that information required to be disclosed in the report is accumulated and communicated to the Registrant's management, including the Registrant's officers, as appropriate, to allow timely decisions regarding required disclosure.

(b)
There was no change in the Registrant's internal control over financial reporting that occurred during the Registrant’s last fiscal half year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

12(a)(1)	Code of Ethics

12(a)(2)	Proxy Voting Policy

12(a)(3)	Section 302 certifications of the principal executive officer and principal financial officer of Registrant.

(b)	Section 906 certification.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE HARTFORD INCOME SHARES FUND, INC.

Date: August 23, 2010	By:	/s/ Robert M. Arena, Jr.
Robert M. Arena, Jr.
Its: President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: August 23, 2010	By:	/s/ Robert M. Arena, Jr.
Robert M. Arena, Jr.
Its: President

Date: August 23, 2010	By:	/s/ Tamara L. Fagely
Tamara L. Fagely
Its: Vice President, Controller and Treasurer

EXHIBIT LIST

	12(a)(1)	Code of Ethics

	12(a)(2)	Proxy Voting Policy

99.CERT	12(a)(3)	Certifications

(i) Section 302 certification of principal executive officer

(ii) Section 302 certification of principal financial officer

99.906CERT	12(b)	Section 906 certification of principal executive officer and principal financial officer